                                  POWER OF ATTORNEY

    The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson, Martin T. Johnson and John M. O'Hare his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to (i) execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of (a) shares of common stock, par value $0.01 per share, of Technology Solutions Company ("TSC Common Stock"), which may be issued pursuant to the Technology Solutions Company 1996 Stock Incentive Plan, and (b) shares of TSC Common Stock, which may be issued upon the exercise of certain outstanding options which were issued pursuant to The Bentley Company Stock Option Incentive Plan and are assumed by TSC, and (ii) to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 5th day of June, 1997.



                                                     John R. Purcell
                                            --------------------------------
                                                     John R. Purcell

                                  POWER OF ATTORNEY

    The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson, Martin T. Johnson and John M. O'Hare his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to (i) execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of (a) shares of common stock, par value $0.01 per share, of Technology Solutions Company ("TSC Common Stock"), which may be issued pursuant to the Technology Solutions Company 1996 Stock Incentive Plan, and (b) shares of TSC Common Stock, which may be issued upon the exercise of certain outstanding options which were issued pursuant to The Bentley Company Stock Option Incentive Plan and are assumed by TSC, and (ii) to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 5th day of June, 1997.



                                                  /s/ Stephen B. Oresman
                                            --------------------------------
                                                     Stephen B. Oresman

                                  POWER OF ATTORNEY

    The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson, Martin T. Johnson and John M. O'Hare his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to (i) execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of (a) shares of common stock, par value $0.01 per share, of Technology Solutions Company ("TSC Common Stock"), which may be issued pursuant to the Technology Solutions Company 1996 Stock Incentive Plan, and (b) shares of TSC Common Stock, which may be issued upon the exercise of certain outstanding options which were issued pursuant to The Bentley Company Stock Option Incentive Plan and are assumed by TSC, and (ii) to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 5th day of June, 1997.



                                                  Michael J. McLaughlin
                                            --------------------------------
                                                  Michael J. McLaughlin

                                  POWER OF ATTORNEY

    The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson, Martin T. Johnson and John M. O'Hare his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to (i) execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of (a) shares of common stock, par value $0.01 per share, of Technology Solutions Company ("TSC Common Stock"), which may be issued pursuant to the Technology Solutions Company 1996 Stock Incentive Plan, and (b) shares of TSC Common Stock, which may be issued upon the exercise of certain outstanding options which were issued pursuant to The Bentley Company Stock Option Incentive Plan and are assumed by TSC, and (ii) to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 6th day of June, 1997.



                                                   Michael J. Murray
                                            --------------------------------
                                                   Michael J. Murray

                                  POWER OF ATTORNEY

    The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson, Martin T. Johnson and John M. O'Hare his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to (i) execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of (a) shares of common stock, par value $0.01 per share, of Technology Solutions Company ("TSC Common Stock"), which may be issued pursuant to the Technology Solutions Company 1996 Stock Incentive Plan, and (b) shares of TSC Common Stock, which may be issued upon the exercise of certain outstanding options which were issued pursuant to The Bentley Company Stock Option Incentive Plan and are assumed by TSC, and (ii) to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 6th day of June, 1997.


                                                 William H. Waltrip
                                            --------------------------------
                                                 William H. Waltrip